Exhibit 10.29

Lock-Up Agreement

September 28, 2018

China Xiangtai Food Co., Ltd.

c/o Chongqing Penglin Food Co., Ltd.

Xinganxian Plaza

Building B, Suite 21-1

Lianglukou, Yuzhong District 400800

Chongqing, People’s Republic of China

Ladies and Gentlemen:

This Lock-Up Agreement (this “Agreement”) is being delivered to you in connection with the subscription agreement between you and China Xiangtai Food Co., Ltd, a Cayman Islands company (the “Company”), relating to the private placement (the “Private Placement”) of ordinary shares, par value $0.01 per share of the Company (the “Ordinary Shares”), exempt from the registration requirements of the Securities Act under Section 4(a)(2) and Regulation D of the US Securities Act of 1933, as amended (the “Securities Act”).

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with the Company that, during the period commencing on the effective date of the registration statement, file no. 333-226990, (the “Registration Statement”) relating to the proposed public offering (the “Public Offering”) of Ordinary Shares and ending six (6) months after such date (the “Lock-Up Period”), the undersigned will not, without the prior written consent of the Company, directly or indirectly, (i) offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of, or announce the intention to otherwise dispose of, any shares of Ordinary Shares now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (including, without limitation, Ordinary Shares which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations promulgated under the Securities Act of 1933, as amended, and as the same may be amended or supplemented on or after the date hereof from time to time (the “Securities Act”) (such shares, the “Beneficially Owned Shares”)) or securities convertible into or exercisable or exchangeable for Ordinary Shares, (ii) enter into any swap, hedge or similar agreement or arrangement that transfers in whole or in part, the economic risk of ownership of the Beneficially Owned Shares or securities convertible into or exercisable or exchangeable for Ordinary Shares, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or (iii) engage in any short selling of the Ordinary Shares. The undersigned acknowledges and agrees that any sales after the Lock-Up Period shall be conducted in connection with a registration statement or an exemption from registration and that the Company will analyze such exemptions with reference to the Undersigned’s status as an affiliate or non-affiliate of the Company as provided by Rule 144 of the Securities Act.

If (i) during the last 17 days of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs, or (ii) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results or becomes aware that material news or a material event will occur during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by this lock-up agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of such material news or material event, as applicable, unless the Company waives, in writing, such extension; provided however, that this extension of the Lock-Up Period shall not apply to the extent that FINRA has amended or repealed NASD Rule 2711(f)(4), or has otherwise provided written interpretive guidance regarding such rule, in each case, so as to eliminate the prohibition of any broker, dealer, or member of a national securities association from publishing or distributing any research report, with respect to the securities of an Emerging Growth Company, as defined under the Jumpstart Our Business Startups Act, prior to or after the expiration of any agreement between the broker, dealer, or member of a national securities association and the Emerging Growth Company or its shareholders that restricts or prohibits the sale of securities held by the Emerging Growth Company or its shareholders after the initial public offering date.

The undersigned further agrees that (i) it will not, during the Lock-Up Period, make any demand or request for or exercise any right with respect to the registration under the Securities Act of any shares of Ordinary Shares or other Beneficially Owned Shares or any securities convertible into or exercisable or exchangeable for Ordinary Shares or other Beneficially Owned Shares, and (ii) the Company may, with respect to any Ordinary Shares or other Beneficially Owned Shares or any securities convertible into or exercisable or exchangeable for Ordinary Shares or other Beneficially Owned Shares owned or held (of record or beneficially) by the undersigned, cause the transfer agent or other registrar to enter stop transfer instructions and implement stop transfer procedures with respect to such securities during the Lock-Up Period. In addition, the undersigned hereby waives, from the date hereof until the expiration of the 90-day period following the date of the Underwriting Agreement and any extension of such period pursuant to the terms hereof, any and all rights, if any, to request or demand registration pursuant to the Securities Act of any Ordinary Shares that are registered in the name of the undersigned or that are Beneficially Owned Shares.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that this Agreement has been duly authorized (if the undersigned is not a natural person), executed and delivered by the undersigned and is a valid and binding agreement of the undersigned. This Agreement and all authority herein conferred are irrevocable and shall survive the death or incapacity of the undersigned (if a natural person) and shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

The undersigned understands that, if the Public Offering is not closed 180 days from the effective date of the Registration Statement (and for a period of up to 45 additional days if extended by agreement of the Company and the Underwriter), then this Agreement shall be void and of no further force or effect.

Very truly yours,

Boustead & Company Limited
(Name - Please Print)

(Signature)

(Name of Signatory, in the case of entities - Please Print)

(Title of Signatory, in the case of entities - Please Print)

Address:

Accepted by:

China Xiangtai Food Co., Ltd.

Zeshu Dai, CEO